For the fiscal year ended 1/31/99
File number 811-08915

       PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND

                        SUB-ITEM 77 O

                          EXHIBIT 1

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
       Avalon Cable

2.   Date of Purchase
       12/03/1998

3.   Number of Securities Purchased
       500

4.   Dollar Amount of Purchase
       $500,000

5.   Price Per Unit
       $100

6.   Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
       Lehman Brothers
For the fiscal year ended 1/31/99
File number 811-08915

       PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND

                        SUB-ITEM 77 O

                          EXHIBIT 2

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
       Mail-Well Corp.

2.   Date of Purchase
       12/11/1998

3.   Number of Securities Purchased
       500

4.   Dollar Amount of Purchase
       $500,000

5.   Price Per Unit
       $100

6.   Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
       Donaldson, Lufkin & Jenrette

For the fiscal year ended 1/31/99
File number 811-08915

         PRUDENTIAL DIVERSIFIED MODERATE GROWTH FUND

                        SUB-ITEM 77 O

                          EXHIBIT 3

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
       Avalon Cable

2.   Date of Purchase
       12/03/1998

3.   Number of Securities Purchased
       250

4.   Dollar Amount of Purchase
       $250,000

5.   Price Per Unit
       $100

6.   Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
       Lehman Brothers
For the fiscal year ended 1/31/99
File number 811-08915

       PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH FUND

                        SUB-ITEM 77 O

                          EXHIBIT 4

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
       Mail-Well Corp.

2.   Date of Purchase
       12/11/1998

3.   Number of Securities Purchased
       250

4.   Dollar Amount of Purchase
       $250,000

5.   Price Per Unit
       $100

6.   Name(s) of Underwriter(s) or Dealer(s) From Whom
Purchased
       Donaldson, Lufkin & Jenrette